UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

MERRILL LYNCH MORTGAGE INVESTORS, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-130408	13-3416059
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

4 World Financial Center, 16th Floor 250 Vesey Street New York, New York 10080
(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (212) 449-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 9 - Financial Statements and Exhibits

Item 9.01.        Financial Statements and Exhibits

(a)  Financial Statements.

Not applicable.

(b)  Pro Forma Financial Information.

Not applicable.

(c)  Exhibits.

Exhibit No.	Item 601(a) of Regulation S-K Exhibit No.	Description
1	5.4, 8.4, 23.4	Opinion of Thacher Proffitt & Wood LLP and related consent

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 15, 2007

MERRILL LYNCH MORTGAGE INVESTORS, INC.

By:	/s/ David M. Rodgers
Name:	David M. Rodgers
Title:	Executive Vice President, Chief Officer in Charge of Commercial Mortgage Securitization

INDEX

Exhibit Number	Item 601(a) of Regulation S-K Exhibit No.	Description
1	5.4, 8.4, 23.4	Opinion of Counsel and related Consent

EXHIBIT 5.4., 8.4., 23.4